FINANCIAL SUPPLEMENT NYSE: CIM 4th Quarter 2016

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the UnitedStates Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates andprojections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2015, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub- servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 PORTFOLIO COMPOSITION Residential Mortgage Credit Portfolio Agency Portfolio Total Portfolio Gross Asset Yield: 7.9% 4.1% 6.9% Financing Cost(2): 4.0% 1.4% 3.4% Net Interest Spread: 3.9% 2.7% 3.5% Net Interest Margin: 4.4% 2.9% 4.0% All data as of December 31, 2016 (1) Financing excludes unsettled trades. (2) Includes the interest incurred on interest rate swaps. Net Investment Analysis 13 12 11 10 9 8 7 6 5 4 3 2 1 0 B ill io ns $2.4 $0.7 $2.5 $3.1 $7.3 Non-Recourse (Securitization) Recourse (Repo) Recourse (Repo) Equity Equity Agency Portfolio Total Assets: 4.2 billion(1) Residential Mortgage Credit Portfolio Total Assets: 12.1 billion(1) 76% of Chimera's equity capital is allocated to mortgage credit

Information is unaudited, estimated and subject to change. 3 December 31, 2016 September 30, 2016 Total Portfolio: $16.3 billion Total Portfolio: $16.7 billion Non-Agency MBS Agency MBS Securitized Loan Portfolio 20% 26% 54% Non-Agency MBS Agency MBS Securitized Loan Portfolio 21% 26% 53% GAAP ASSET ALLOCATION(1) (1) Based on fair value. The portfolio composition remained stable through the fourth quarter of 2016

Information is unaudited, estimated and subject to change. 4 December 31, 2016 September 30, 2016 Total Financing: $12.9 Billion Total Financing: $13.4 Billion Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) 24% 20% 57% Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) 25% 18% 57% GAAP FINANCING SOURCES (1) Leverage ratios as of December 31, 2016 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. Total Leverage(1): 4.1:1 Recourse Leverage(1): 1.8:1

Information is unaudited, estimated and subject to change. 5 ($ in thousands) At Issuance / Acquisition December 31, 2016 Vintage Deal Total OriginalFace Total of Tranches Sold Total of Tranches Retained Total Remaining Face Remaining Face of Tranches Sold Remaining Face of Tranches Retained 2016 CIM 2016-FRE1 $185,811 $115,165 $70,646 $183,559 $112,759 $70,800 2016 CIM 2016-5(1) 66,171 10,000 56,171 61,738 9,331 52,407 2016 CIM 2016-4(1) 601,733 493,420 108,313 588,843 477,317 111,526 2016 CIM 2016-3 1,746,084 1,478,933 267,151 1,604,890 1,336,072 268,818 2016 CIM 2016-2 1,762,177 1,492,563 269,614 1,621,288 1,350,131 271,157 2016 CIM 2016-1 1,499,341 1,266,898 232,443 1,368,925 1,135,135 233,790 2015 CIM 2015-4AG(2) 750,647 425,000 325,647 625,316 426,219 199,097 2015 CIM 2015-3AG(3) 698,812 520,935 177,877 556,946 393,865 163,081 2015 CIM 2015-2AG(4) 330,293 276,998 53,295 253,001 204,735 48,266 2015 CIM 2015-1EC 268,731 214,985 53,746 224,266 167,724 56,542 2014 CSMC 2014-CIM1(5) 333,865 268,087 65,778 231,412 170,829 60,583 2013 SLFMT 2013-2A 1,137,308 1,134,464 2,844 818,749 789,574 29,175 2013 SLFMT 2013-3A 500,390 499,139 1,251 398,160 239,119 159,041 2012 CSMC 2012-CIM1 741,939 707,810 34,129 75,705 44,897 30,808 2012 CSMC 2012-CIM2 425,091 404,261 20,830 64,679 45,531 19,148 2012 CSMC 2012-CIM3 329,886 305,804 24,082 134,840 115,226 19,614 2008 PHHMC 2008-CIM1 619,710 549,142 70,568 56,465 40,800 15,665 TOTAL $11,997,989 $10,163,604 $1,834,385 $8,868,782 $7,059,264 $1,809,518 % of origination remaining 74% (1) Contains collateral from Springleaf 2013-1A Trust. (2) Contains collateral from Springleaf 2012-3A Trust. (3) Contains collateral from Springleaf 2012-2A Trust. (4) Contains collateral from Springleaf 2012-1A Trust. (5) Contains collateral from Springleaf 2011-1A Trust. CONSOLIDATED LOAN SECURITIZATIONS

Information is unaudited, estimated and subject to change. 6 ($ in thousands) At Issuance / Acquisition December 31, 2016 Vintage Deal Total OriginalFace Total of Tranches Sold Total of Tranches Retained Total Remaining Face Remaining Face of Tranches Sold Remaining Face of Tranches Retained 2014 CSMC 2014-4R(1) 367,271 — 367,271 246,677 — 246,677 2010 CSMC 2010-1R 1,730,581 691,630 1,038,951 615,007 5,530 609,477 2010 CSMC 2010-11R 566,571 338,809 227,762 260,480 48,657 211,823 2009 CSMC 2009-12R 1,730,698 915,566 815,132 564,394 108,489 455,905 2009 JPMRR 2009-7 1,522,474 856,935 665,539 522,827 151,135 371,692 2009 JMAC 2009-R2 281,863 192,500 89,363 94,278 36,398 57,880 TOTAL 6,199,458 2,995,440 3,204,018 2,303,663 350,209 1,953,454 % of origination remaining 37% 12% 61% CONSOLIDATED RMBS SECURITIZATIONS ▪ Re-Remic subordinate bonds have had slow prepayments considering the low interest rate environment ▪ Chimera expects the subordinate bond portfolio to have meaningful impact on earnings for the foreseeable future (1) Contains collateral from CSMC 2010-12R Trust.

Information is unaudited, estimated and subject to change. 7 Agency Securities – As of December 31, 2016 Repo Days to Maturity – As of December 31, 2016 Agency Securities – As of September 30, 2016 Repo Days to Maturity – As of September 30, 2016 Maturity PrincipalBalance Weighted Average Rate Weighted Average Days Within 30 days $1,553,423 0.82% 30 to 59 days 332,006 0.78% 60 to 89 days 827,670 0.83% 90 to 360 days 665,480 0.79% Over 360 days — — Total $3,378,579 0.81% 49 Days (1) Coupon is a weighted average for Commercial and Agency IO (2) Notional Agency IO was $3.4 billion and $3.5 billion as of December 31, 2016 and September 30, 2016 respectively. Security Type Coupon (1) Current Face Weighted Average Market Price Weighted Average CPR Agency Pass- through 3.50% $1,036,300 102.4 18.3 4.00% 1,266,884 105.1 23.3 4.50% 291,385 107.5 24.2 Commercial 3.6% 1,331,544 98.9 0.2 Agency IO 0.8% N/M(2) 4.3 26.4 Total $3,926,113     Maturity PrincipalBalance Weighted Average Rate Weighted Average Days Within 30 days $1,886,437 0.87% 30 to 59 days 700,615 0.97% 60 to 89 days 267,663 0.93% 90 to 360 days 233,019 0.93% Over 360 days — — Total $3,087,734 0.90% 32 Days Security Type Coupon (1) Current Face Weighted Average Market Price Weighted Average CPR Agency Pass- through 3.50% $1,085,704 105.6 15 4.00% 1,271,630 107.7 20.4 4.50% 314,759 109.6 22.8 Commercial 3.6% 1,273,235 105.6 0.1 Agency IO 0.9% N/M(2) 4.5 8.3 Total $3,945,328 AGENCY & REPO SUMMARY

Information is unaudited, estimated and subject to change. 8 Description ($ in thousands) - 100 Basis Points - 50 Basis Points Unchanged +50 Basis Points +100 Basis Points Agency Securities Market Value $ 4,390,545 $ 4,284,593 $ 4,167,754 $ 4,044,409 $ 3,918,360 Percentage Change 5.3% 2.8% - (3.0)% (6.0)% Swap Market Value (110,312) (54,630) - 54,401 107,458 Percentage Change (2.6)% (1.3)% - 1.3% 2.6 % Futures Market Value (35,383) (17,456) - 16,991 33,522 Percentage Change (0.8)% (0.4)% - 0.4% 0.8 % Net Gain/(Loss) $ 77,096 $ 44,753 - $ (51,953) $ (108,414) Percentage Change in Portfolio Value(1) 1.8% 1.1% - (1.2)% (2.6)% Near Term 0-3 Short Term 3-5 Medium Term 5-10 Long Term 10-30 Hedge Book Maturities 36% 58% 6% INTEREST RATE SENSITIVITY Chimera continues to reduce its rate exposure by reducing its Agency portfolio and hedges Total Notional Balance - Derivative Instruments December 31, 2016 September 30, 2016 Interest Rate Swaps 1,396,900 1,380,900 Swaptions 624,000 699,000 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates.

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